SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [X]

                 Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

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
[  ]   Preliminary Proxy Statement



[  ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))



[  ]   Definitive Proxy Statement



[X]    Definitive Additional Materials



[  ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

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      (Name of Registrant as Specified In Its Charter)

            Fidelity Municipal Trust II
            (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Arthur S. Loring, Secretary

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.



[  ]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            (1)   Title of each class of securities to which

                  transaction applies:



            (2)   Aggregate number of securities to which

                  transaction applies:



            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:



            (4)   Proposed maximum aggregate value of transaction:



            (5)   Total Fee Paid:


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
[  ]   Fee paid previously with preliminary materials.



[  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

       and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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      (1)   Amount Previously Paid:



      (2)   Form, Schedule or Registration Statement No.:



      (3)   Filing Party:



      (4)   Date Filed:


FIDELITY OHIO MUNICIPAL MONEY MARKET FUND
 FIDELITY MICHIGAN MUNICIPAL MONEY MARKET FUND
Reminder Call Script
Introduction
HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING FROM FIDELITY INVESTMENTS TO FOLLOW UP ON A RECENT PROXY MAILING WE SENT YOU REGARDING THE ______ (2 OPTIONS: FIDELITY OHIO MUNICIPAL MONEY MARKET FUND
OR FIDELITY MICHIGAN MUNICIPAL MONEY MARKET FUND).    I'M CALLING IN
CONNECTION WITH THE PROXY VOTE TO APPROVE SEVERAL IMPORTANT PROPOSALS THAT
AFFECT THE FUND AND YOUR INVESTMENT IN IT.   I AM CALLING TO ENCOURAGE YOU
TO VOTE YOUR PROXY IF YOU HAVE NOT YET DONE SO.
HAVE YOU RECEIVED THE ______ (2 OPTIONS: FIDELITY OHIO MUNICIPAL MONEY MARKET FUND, FIDELITY MICHIGAN MUNICIPAL MONEY MARKET FUND) PROXY MATERIAL? THE PACKAGE WAS MAILED IN LATE MAY. (Describe the mailings to the shareholder if he/she does not recall it ==> 6"x9" envelope with 2 yellow stripes, 1 vertical and 1 horizontal.)
If NO: Confirm shareholder's address for the purpose of sending proxy materials.
Q: COULD I PLEASE CONFIRM YOUR ADDRESS FOR THE PURPOSE OF SENDING PROXY MATERIALS TO YOU?
Tell the shareholder that a new package will be mailed to him/her. Ask the shareholder to review the material upon receipt and vote his/her shares by signing and dating the proxy card. Thank the shareholder for his/ her time. (End phone call.)
I WILL HAVE A NEW PROXY PACKAGE MAILED TO YOU. PLEASE REVIEW THE MATERIAL WHEN YOU RECEIVE IT AND VOTE YOUR SHARES BY SIGNING AND DATING THE PROXY CARD. PLEASE RESPOND WHEN YOU RECEIVE THE PACKAGE TO ENSURE THAT YOUR VOTE IS RECEIVED BEFORE THE SHAREHOLDER MEETING ON JULY16TH. THANK YOU FOR YOUR TIME THIS EVENING. (End call.)
If YES: Q:  HAVE YOU REVIEWED THE MATERIAL?
If NO: PLEASE REVIEW THE MATERIAL AT YOUR EARLIEST CONVENIENCE AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED ON JULY 16TH.
If YES: Q. DO YOU HAVE ANY QUESTIONS?
If YES: Only answer questions using the proxy material. (See attached list of approved Q&A.
If NO: Thank the shareholder for his/her time. (End call.)
 IF YOU HAVE ANY QUESTIONS ON THE PROXY MATERIALS, PLEASE CALL YOUR PREMIUM PHONE TEAM AT 1-800-544-4442, MONDAY THROUGH FRIDAY, 8 A.M. TO 8 P.M.
 THANK YOU FOR YOUR TIME THIS EVENING. (End call.)

FIDELITY OHIO MUNICIPAL MONEY MARKET FUND
 FIDELITY MICHIGAN MUNICIPAL MONEY MARKET FUND
FAX INSTRUCTIONS
[For customers who would like to fax their vote to the proxy tabulator:]
IF YOU WOULD LIKE, YOU CAN FAX YOUR SIGNED PROXY CARD TO THE PROXY TABULATOR. THE FAX NUMBER IS 1-888-451-8683. IF YOU CHOOSE TO FAX, PLEASE FAX BOTH THE FRONT AND BACK OF YOUR CARD. THANK YOU.

FIDELITY OHIO MUNICIPAL MONEY MARKET FUND
 FIDELITY MICHIGAN MUNICIPAL MONEY MARKET FUND
 (CIRCLE ONE)
LOG SHEET
 Date__________________
  Rep_________________
Address Correction
Social Security No.  (record from database; do not ask
shareholder)________________
Shareholder Name_______________________________________________________
Street Address _________________________________________________________
City_________________________State_____________Zip Code_________________
Materials to Be Sent
Proxy Card Only ________
Full Proxy Kit  __________
Comments
Notable Shareholder Response____________________________________________
_____________________________________________________________________
_____________________________________________________________________
Other Comments________________________________________________________
______________________________________________________________________
______________________________________________________________________

FIDELITY OHIO MUNICIPAL MONEY MARKET FUND
 FIDELITY MICHIGAN MUNICIPAL MONEY MARKET FUND
Script for Leaving a Message on an Answering Machine
HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING FROM FIDELITY INVESTMENTS TO FOLLOW UP ON RECENT PROXY MAILING WE SENT YOU REGARDING THE ______ (2 OPTIONS: FIDELITY OHIO MUNICIPAL MONEY MARKET FUND, FIDELITY MICHIGAN MUNICIPAL MONEY MARKET FUND). I AM CALLING IN CONNECTION WITH THE PROXY VOTE TO APPROVE SEVERAL IMPORTANT PROPOSALS THAT AFFECT THE FUND AND YOUR INVESTMENT IN IT.
AS AN OWNER OF THE ______ (2 OPTIONS: FIDELITY OHIO MUNICIPAL MONEY MARKET FUND, FIDELITY MICHIGAN MUNICIPAL MONEY MARKET FUND), YOU SHOULD HAVE RECEIVED PROXY MATERIALS IN THE MAIL. AT YOUR EARLIEST CONVENIENCE, PLEASE SIGN, DATE AND MAIL THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED TO YOU. IF YOU HAVE ANY QUESTIONS ABOUT THE PROPOSALS OR DID NOT RECEIVE ANY PROXY MATERIAL, PLEASE CALL YOUR FIDELITY PREMIUM SERVICES TEAM AT 1-800-544-4442 FROM 8 AM - 8 PM ACROSS ALL TIME ZONES, MONDAY THROUGH FRIDAY.] . THANK YOU FOR YOUR TIME.